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                                     EXHIBIT 23.1


                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS





As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 17, 1997 included in Cadence Design Systems, Inc.'s Form 10-K for the year ended December 28, 1996.



                                                 /s/ Arthur Andersen LLP

                                                 ARTHUR ANDERSEN LLP


San Jose, California
May 12, 1997